Exhibit Index

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Exhibit No.     Description
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99.1            Press release issued by the Registrant dated September 23, 2005
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                                                                  EXHIBIT 99.1

                          *** FOR IMMEDIATE RELEASE ***

                   InfoSearch Media Announces New and Expanded
                              Business Initiatives

MARINA DEL REY, Calif. - September 23, 2005 - Leading online media and search firm InfoSearch Media, Inc. (OTC:BB:ISHM) announced today that it is offering additional services under its ContentLogic product and expanding its affiliate relationships for its TrafficLogic product. The Company launched a leasing model during the second quarter for its proprietary content development product ContentLogic and recently added a month-to-month model. For its TrafficLogic product, the Company is shifting its focus away from ArticleInsider and expanding the affiliate program it launched during the second quarter.

"Claudio Pinkus, our new Chairman, and I joined a company with a very strong base and see the opportunity with these two changes to expand the business," stated George Lichter, who joined InfoSearch as CEO in late August. "We are also exploring other opportunities related to these two products, and believe we have the high quality team necessary to move our plans forward," he concluded. More details regarding the business changes can be found in the Investor Presentation contained on the InfoSearch website.

About InfoSearch Media

InfoSearch Media (http://www.infosearchmedia.com) is a leading provider of content-based, cost-effective search engine marketing services. The Company provides web analytic software and other tools to help online marketers analyze their site visitors and improve their return on investment. InfoSearch Media also maintains a network of over 200 professional writers who utilize the company's proprietary workflow software to contribute to its online network of informative content leveraged to generate highly qualified search engine traffic for its clients. There are currently over 4,500 clients receiving traffic from the Company's vast network of articles. InfoSearch Media's clients include eBay, Pitney Bowes, and Price.com.

InfoSearch Media owns and operates a popular destination site at http://www.articleinsider.com. ArticleInsider is a collection of informative articles written by industry experts and enthusiasts covering a wide variety of popular topics. Internet users can visit the ArticleInsider network in order to review related articles, talk with others about specific subjects through online forums, and explore related websites. InfoSearch Media plans to continue to expand its network as it continues to build its client base.

Safe Harbor Statement

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak only as of the date of this release, and we will not necessarily provide updates of our projections or other forward-looking statements. Such forward-looking statements involve risks and uncertainties that, if realized, could materially impair the Company's results of operations, business, and financial condition. These forward-looking statements may be affected by the risks and uncertainties inherent in the search engine market and in the Company's business including decreased demand for our products and services; flaws inherent in our products or services; intense competition; failure to maintain relationships with strategic partners and content providers, and general economic conditions that could cause actual results to differ materially from those projected. This information is qualified in its entirety by cautionary statements and risk factor disclosures contained in the Company's reports filed with the Securities and Exchange Commission, copies of which are available at the website maintained by the SEC at http://www.sec.gov . We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Media Contact:
InfoSearch Media, Inc.
Frank Knuettel, II
Chief Financial Officer
310-822-1103
frank@infosearchmedia.com
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